First Floor Space


		   LEASE RENEWAL AND MODIFICATION AGREEMENT


     THIS LEASE RENEWAL AND MODIFICATION AGREEMENT (the "Agreement") is made and entered into effective as of January 1, 1996 (the "Effective Date") by and between IMESON CENTER, INC., a Florida corporation formerly known as Jacksonville Center, Inc. ("Landlord"), and LANEY & DUKE TERMINAL WAREHOUSE COMPANY, INC., a Florida corporation ("Tenant").

			     W I T N E S S E T H:

      WHEREAS, Landlord and Tenant entered into that certain Warehouse Space Lease Agreement dated December 1, 1994 (the "Lease"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain Leased Premises (herein so called) consisting of approximately 596,676 square feet of space designated as Sections 1.2, 1.3, 1.4, 1.5, 1.6 and 1.7 and constituting a portion of the building (the "Building") included in the facility known as One Imeson Center (the "Property"), located at One Imeson Park Boulevard, Building 100, Jacksonville, Florida 32210;

      WHEREAS, the Lease was subsequently modified to include in the Leased Premises a portion of Section 1.1 of the Building;

      WHEREAS, Landlord and Tenant desire to extend the term of the Lease and to further modify certain of the terms and provisions of the Lease, all as herein provided;

     NOW, THEREFORE, for and in consideration of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. Recitals. The foregoing recitals are true and correct and are hereby incorporated into the text of this Agreement.

      2. Leased Premises. The Leased Premises shall, as of the Effective Date, consist of approximately 696,122 square feet of space designated as Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6 and 1.7 in the Building, as depicted on Exhibit A attached hereto and made a part hereof, and no other space in the Building, and, as of the Effective Date, Landlord hereby leases and rents unto Tenant and Tenant hereby hires and takes from Landlord such Leased Premises on the terms and conditions set forth in the Lease, as herein amended and modified. The Lease is hereby amended and modified to provide that, at any time during the Term (as defined in the Lease, as herein modified), Landlord shall have the right, upon written notice to Tenant, to relocate the area reserved in the Lease for Tenant's exclusive parking use to an adequate portion of the paved area located immediately to the west of the Building. In the event of such a relocation, Tenant shall immediately surrender to Landlord the original exclusive parking area described in the Lease.

      3.    Extension of Base Term.  The base term of the Lease as provided in
Section 2.1 thereof is hereby extended for a period of twenty-four (24) months commencing on January 1, 1996, and ending on December 31, 1997 (the "Extended Base Term"), on the terms and conditions set forth in the Lease, as herein modified and amended.

      4. Base Rent. During the Extended Base Term Tenant hereby covenants and agrees to pay Base Rent of (i) $130,522.88 per month for each and every month during that portion of the Extended Base Term commencing on January 1, 1996 and terminating on December 31, 1996, and (ii) $136,323.89 per month for each and every month during that portion of the Extended Base Term commencing on January 1, 1997 and terminating on December 31, 1997. Each such installment of Base Rent shall be payable in advance on the first day of each calendar month in lawful United States currency, together with any and all sales or use taxes levied upon the use or occupancy of the Leased Premises and any additional rent or other charges payable under the Lease, as herein modified and amended. Notwithstanding the foregoing, in the event that Tenant for any reason does not timely and properly exercise its renewal option as provided in Paragraph 5 hereinbelow, Base Rent for that portion of the Extended Base Term commencing on January 1, 1997 and terminating December 31, 1997 shall be $145,025.42 per month.

      5. Option to Renew. Section 2.2 of the Lease is hereby amended and restated in its entirety so that such section, as amended and restated, shall read as follows:

      Landlord shall provide Tenant with one (1) three (3) year option to renew this Lease (the "Renewal Option"), provided (i) Tenant is not in default under this Lease, (ii) Tenant gives Landlord written notice of Tenant's intent to exercise the Renewal Option by no later than December 31, 1996, and (iii) Tenant also timely and properly exercises its renewal option for the same period under that certain Warehouse Space Lease Agreement dated December 1, 1994, by and between Landlord and Tenant, as amended by that certain Lease Renewal and Modification Agreement of even date herewith, for space on the second floor of the Building. If the Renewal Option is timely and properly exercised, Base Rent shall be $142,124.91 per month for each and every month during that portion of the renewal term commencing January 1, 1998 and terminating December 31, 1998; $145,025.42 per month for each and every month during that portion of the renewal term commencing January 1, 1999 and terminating December 31, 1999; and $147,925.93 per month for each and every month during that portion of the renewal term commencing January 1, 2000 and terminating December 31, 2000. The base term of the Lease [as extended pursuant to paragraph 3 hereinabove] and, if the Renewal Option is timely and properly exercised, the renewal term are together referred to herein as the "Term."

      6. Operating Expenses. Section 3.3 of the Lease is hereby amended to provide that, as of the Effective Date, Tenant's pro-rata share of Operating Expenses shall be 40.59 percent (696,122 divided by 1,715,000) and shall initially be estimated at $.325 per square foot per year (which amount consists of $.13 per square foot for Real Property Taxes, $.07 per square foot for insurance and $.125 per square foot for common area maintenance charges) and an additional amount for Tenant's use of the telephone system in the Building, subject to adjustment as provided in Section 3.3 of the Lease.

      7. Security. Section 3.7 of the Lease is hereby deleted in its entirety and of no further force or effect. From and after the Effective Date, Tenant shall be solely responsible for providing its own security services at Tenant's own cost and expense.

      8. Landlord's Obligations. Tenant hereby acknowledges and agrees that all of Landlord's obligations accruing as of the date of execution this Agreement have been fully and properly fulfilled, including without limitation those set forth in Section 5.3 of the Lease.

      9. Security Deposit. Prior to expiation of that certain Irrevocable Standby Letter of Credit No. S521761 dated November 23, 1994, issued by First Union National Bank with a stated expiration date of January 31, 1996, as extended to January 31, 1997 pursuant to Amendment No. 001 thereto, Tenant shall deliver to Landlord a replacement letter of credit in form and content and issued by a bank satisfactory to Landlord in Landlord's sole and unrestricted discretion, which replacement letter of credit shall be subject to Section 10.3 of the Lease. The amount of such replacement letter of credit shall be equal to the sum of the then-current amount of monthly Base Rent pursuant to Paragraph 4 hereinabove plus the then-current amount of monthly Base Rent under that certain Warehouse Space Lease Agreement for certain space on the second floor of the Building, which lease has been amended by that certain Lease Renewal and Modification Agreement of even date herewith (the "Second Floor Lease"), and the amount of such replacement letter of credit shall be increased during the Term at the same time that any increases in monthly Base Rent under the Lease, as herein amended, and under the Second Floor Lease, go into effect.

      10. Landlord's Address. For purposes of Section 10.6 of the Lease, Landlord's address is hereby modified and amended as follows:

		  Imeson Center, Inc.
		  c/o Excal Enterprises, Inc.
		  100 North Tampa Street
		  Suite 3575
		  Tampa, Florida  33602

      11. No Further Amendment. Except as specifically set forth in this Agreement, the Lease shall remain unaltered and in full force and effect.

      12. Definitions. All capitalized terms in this Agreement shall have the same definitions as provided in the Lease except as may otherwise be provided herein.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date set forth above.

Witnesses:                          LANDLORD:

				    IMESON CENTER, INC., a Florida corporation formerly known as Jacksonville Center, Inc.

/S/ LADSON F. MONTGOMERY            By: /S/ W. ARIS NEWTON
Name: Ladson F. Montgomery             Name: W. Aris Newton
				       Title:  President
/S/ W. CAREY WEBB
Name: W. Carey Webb                 Date of Execution: 12/6/95


					  TENANT:

				    LANEY & DUKE TERMINAL WAREHOUSE COMPANY,
				    INC., a Florida corporation

/S/ W. CAREY WEBB                   By: /S/ THOMAS DUKE
Name: W. Carey Webb                    Name: Thomas Duke
				       Title: President
/S/ LADSON F. MONTGOMERY
Name: Ladson F. Montgomery          Date of Execution: 12/6/95



							    Second Floor Space


		   LEASE RENEWAL AND MODIFICATION AGREEMENT


     THIS LEASE RENEWAL AND MODIFICATION AGREEMENT (the "Agreement") is made and entered into effective as of January 1, 1996 (the "Effective Date") by and between IMESON CENTER, INC., a Florida corporation formerly known as Jacksonville Center, Inc. ("Landlord"), and LANEY & DUKE TERMINAL WAREHOUSE COMPANY, INC., a Florida corporation ("Tenant").

			     W I T N E S S E T H:

      WHEREAS, Landlord and Tenant entered into that certain Warehouse Space Lease Agreement dated December 1, 1994 (the "Lease"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain Leased Premises (herein so called) consisting of approximately 198,144 square feet of space designated as Sections 2.6 and 2.8 and constituting a portion of the building (the "Building") included in the facility known as One Imeson Center (the "Property"), located at One Imeson Park Boulevard, Building 100, Jacksonville, Florida 32210;

      WHEREAS, the Lease was subsequently modified to include in the Leased Premises Sections 2.3, 2.4, 2.5 and 2.7 of the Building;
      WHEREAS, Landlord and Tenant desire to extend the term of the Lease and to further modify certain of the terms and provisions of the Lease, all as herein provided;

     NOW, THEREFORE, for and in consideration of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. Recitals. The foregoing recitals are true and correct and are hereby incorporated into the text of this Agreement.

      2. Leased Premises. The Leased Premises shall, as of the Effective Date, consist of approximately 596,676 square feet of space designated as Sections 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7 in the Building, as depicted on Exhibit A attached hereto and made a part hereof, and no other space in the Building, and, as of the Effective Date, Landlord hereby leases and rents unto Tenant and Tenant hereby hires and takes from Landlord such Leased Premises on the terms and conditions set forth in the Lease, as herein amended and modified. Prior to the Effective Date, Tenant shall surrender Section 2.8 of the Building to Landlord in accordance with Section 5.6 of the Lease, and as of the Effective Date, Section 2.8 shall no longer be part of the Leased Premises. The Lease is hereby amended and modified to provide that, at anytime during the Term (as defined in the Lease, as herein modified), Landlord shall have the right, upon written notice to Tenant, to relocate the area reserved in the Lease for Tenant's exclusive parking use to an adequate portion of the paved area located immediately to the west of the Building. In the event of such a relocation, Tenant shall immediately surrender to Landlord the original exclusive parking area described in the Lease.

      3.    Extension of Base Term.  The base term of the Lease as provided in
Section 2.1 thereof is hereby extended for a period of twenty-four (24) months commencing on January 1, 1996, and ending on December 31, 1997 (the "Extended Base Term"), on the terms and conditions set forth in the Lease, as herein modified and amended.

      4. Base Rent. Tenant's right to abatement of Base Rent during the Term, as provided in Section 3.1 of the Lease, shall terminate on the Effective Date. During the Extended Base Term Tenant hereby covenants and agrees to pay Base Rent of (i) $12,430.75 per month for each and every month during that portion of the Extended Base Term commencing on January 1, 1996 and terminating on December 31, 1996, and (ii) $14,916.90 per month for each and every month during that portion of the Extended Base Term commencing on January 1, 1997 and terminating on December 31, 1997. Each such installment of Base Rent shall be payable in advance on the first day of each calendar month in lawful United States currency, together with any and all sales or use taxes levied upon the use or occupancy of the Leased Premises and any additional rent or other charges payable under the Lease, as herein modified and amended. Notwithstanding the foregoing, in the event that Tenant for any reason does not timely and properly exercise its renewal option as provided in Paragraph 5 hereinbelow, Base Rent for that portion of the Extended Base Term, as herein extended, commencing on January 1, 1997 and terminating December 31, 1997 shall be $24,861.50 per month.

      5. Option to Renew. Section 2.2 of the Lease is hereby amended and restated in its entirety so that such section, as amended and restated, shall read as follows:

      Landlord shall provide Tenant with one (1) three (3) year option to renew this Lease (the "Renewal Option"), provided (i) Tenant is not in default under this Lease, (ii) Tenant gives Landlord written notice of Tenant's intent to exercise the Renewal Option by no later than December 31, 1996, and (iii) Tenant also timely and properly exercises its renewal option for the same period under that certain Warehouse Space Lease Agreement dated December 1, 1994, by and between Landlord and Tenant, as amended by that certain Lease Renewal and Modification Agreement of even date herewith, for space on the first floor of the Building. If the Renewal Option is timely and properly exercised, Base Rent shall be $17,403.05 per month for each and every month during that portion of the renewal term commencing January 1, 1998 and terminating December 31, 1998; $19,889.20 per month for each and every month during that portion of the renewal term commencing January 1, 1999 and terminating December 31, 1999; and $22,375.35 per month for each and every month during that portion of the renewal term commencing January 1, 2000 and terminating December 31, 2000. The base term of the Lease [as extended pursuant to paragraph 3 hereinabove] and, if the Renewal Option is timely and properly exercised, the renewal term are together referred to herein as the "Term."

      6. Operating Expenses. Section 3.3 of the Lease is hereby amended to provide that, as of the Effective Date, Tenant's pro-rata share of Operating Expenses shall be 34.79 percent (596,676 divided by 1,715,000) and shall initially be estimated at $.325 per square foot per year (which amount consists of $.13 per square foot for Real Property Taxes, $.07 per square foot for insurance and $.125 per square foot for common area maintenance charges) and an additional amount for Tenant's use of the telephone system in the Building, subject to adjustment as provided in Section 3.3 of the Lease.

      7. Security. Section 3.7 of the Lease is hereby deleted in its entirety and of no further force or effect. From and after the Effective Date, Tenant shall be solely responsible for providing its own security services at Tenant's own cost and expense.

      8. Landlord's Obligations. Tenant hereby acknowledges and agrees that all of Landlord's obligations accruing as of the date of execution this Agreement have been fully and properly fulfilled, including without limitation those set forth in Section 5.3 of the Lease.

      9. Landlord's Address. For purposes of Section 10.6 of the Lease, Landlord's address is hereby modified and amended as follows:

		  Imeson Center, Inc.
		  c/o Excal Enterprises, Inc.
		  100 North Tampa Street
		  Suite 3575
		  Tampa, Florida  33602

      10. Expansion Option. Article 15 of the Lease is hereby deleted in its entirety and of no further force or effect.

      11. Right of First Refusal. Article 16 of the Lease is hereby deleted in its entirety and of no further force or effect.

      12. Additional Space. During the period commencing January 1, 1996 and terminating December 31, 1996, Tenant shall have the right, but not the obligation, to lease the entirety of either or both of Sections 2.1 and 2.8 of the Building (such sections are herein together referred to as the "Sections" or separately referred to as a "Section" and the space within the Sections is herein referred to as the "Additional Space") as depicted on Exhibit A attached hereto and made a part hereof, on an "as needed" basis on the same terms and conditions as provided in the Lease, as herein modified, except that the monthly Base Rent for each Section leased by Tenant shall be $2,071.80 and that Tenant's Share of Operating Expenses shall be 5.80% for each Section. Notwith-standing the fact that Tenant shall be required to pay monthly Base Rent and Additional Rent on the Additional Space only during such periods of Tenant's use thereof (with monthly Base Rent and Additional Rent being prorated on a per diem basis for any partial month's use by Tenant), Tenant shall pay Landlord (i) commencing March 1, 1996 and on the first day of each and every month thereafter through and including December, 1996, Tenant's Share of Operating Expenses on both Sections, and (ii) no less than six (6) full months of Base Rent on both Sections during the period commencing January 1, 1996 and terminating December 31, 1996, with a reconciliation and payment of such minimum Base Rent obligation occurring no later than December 1, 1996. In addition, if at any time during the period of Tenant's use or proposed use of Section 2.8, the mezzanine office space in the Building or any portion thereof has been leased to or is occupied by a third party tenant, Landlord and Tenant shall confer with each other to attempt to agree upon the measures to be taken by Tenant to mitigate the noise and vibration of such use so as to minimize any interference with or disruption or annoyance to the office uses in the mezzanine of the Building. Such mitigating measures shall be mutually acceptable to Landlord and Tenant in terms of both cost and effectiveness. If Landlord and Tenant are unable to agree upon such mitigating measures, (i) Tenant shall have no right to use or lease Section 2.8, (ii) Tenant shall have no further obligation to pay any Operating Expenses or Base Rent for Section 2.8, and (iii) Landlord shall promptly refund to Tenant any amounts theretofore paid by Tenant on account of Operating Expenses or Base Rent for Section 2.8 except to the extent that such amounts have been earned by virtue of Tenant's use or occupancy of Section 2.8 or any portion thereof.
After December 31, 1996, Tenant shall allow access through the Leased Premises to the Additional Space by Landlord and any third party tenant of the Additional Space if Tenant shall not lease or continue to lease all of the Additional Space pursuant to such terms as shall be mutually agreed upon by Landlord and Tenant.

      13. No Further Amendment. Except as specifically set forth in this Agreement, the Lease shall remain unaltered and in full force and effect.

      14. Definitions. All capitalized terms in this Agreement shall have the same definitions as provided in the Lease except as may otherwise be provided herein.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date set forth above.

Witnesses:                          LANDLORD:

				    IMESON CENTER, INC., a Florida corporation formerly known as Jacksonville Center, Inc.

/S/ LADSON F. MONTGOMERY            By: /S/ W. ARIS NEWTON
Name: Ladson F. Montgomery             Name: W. Aris Newton
				       Title:  President
/S/ W. CAREY WEBB
Name: W. Carey Webb                 Date of Execution: 12/6/95


					  TENANT:

				    LANEY & DUKE TERMINAL WAREHOUSE COMPANY,
				    INC., a Florida corporation

/S/ W. CAREY WEBB                   By: /S/ THOMAS DUKE
Name: W. Carey Webb                    Name: Thomas Duke
				       Title: President
/S/ LADSON F. MONTGOMERY
Name: Ladson F. Montgomery          Date of Execution: 12/6/95